UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
May 25, 2007
Date of Report (Date of earliest event reported)

JK ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-32574	87-0745202
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
4400 Post Oak Parkway, Suite 2530, Houston, Texas 77027
(Address of principal executive offices) (Zip Code)
(713) 978-7557
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
The information contained in this Item 7.01 shall not be deemed to be incorporated by reference in any filings under the Securities Act of 1933, as amended.
On February 14, 2007, JK Acquisition Corp. (“JKA”) and Multi-Shot, Inc., a Delaware corporation and wholly-owned subsidiary of JKA (“MSI”), entered into the First Amended and Restated Agreement and Plan of Merger (the “Amended Merger Agreement”) with Multi-Shot, LLC, a Texas limited liability company (“Multi-Shot”), Catalyst/Hall Growth Capital Management Co., LLC, as Members’ Representative (“Members’ Representative”), and the members of Multi-Shot (the “Members”), pursuant to which Multi-Shot will merge with and into MSI (the “Merger”). The Amended Merger Agreement fully amends and restates the Agreement and Plan of Merger, dated September 6, 2006, by and among JKA, MSI, Multi-Shot, Members’ Representative and the Members. Following completion of the Merger, it is anticipated that JKA will change its name to MS Energy Services, Inc. The Board of Directors of MS Energy Services, Inc. and Multi-Shot, Inc. will have representation from the former management of JK Acquisition Corp. and the former members of Multi-Shot, LLC.
In connection with the Merger, JKA plans to hold presentations for certain of its stockholders and other interested parties. At such presentations, the slide show presentation attached to this Current Report on Form 8-K as Exhibit 99.1 will be distributed to participants.
Stockholders of JKA and other interested persons are advised to read JKA’s preliminary proxy statement, as amended from time to time, and, when available, its definitive proxy statement (collectively, “Proxy Statements”) in connection with JKA’s solicitation of proxies for the special meeting of stockholders to be held in connection with the Merger because these Proxy Statements contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the Merger. The Proxy Statements, once available, can also be obtained without charge at the Securities and Exchange Commission’s internet site at (http://www.sec.gov). Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing requests to: JK Acquisition Corp., 4400 Post Oak Parkway, Suite 2530, Houston, Texas 77027.
JKA and the directors and executive officers of JKA may be deemed to be participating in the solicitation of proxies in respect of the proposed Merger. You can also read JK Acquisition Corp.’s final prospectus, dated April 11, 2006, for a description of the security holdings of the JK Acquisition Corp. officers and directors and of the underwriters and their respective interests in the successful consummation of this business combination. Other information regarding the participants in the proxy solicitation, including the officers and directors of JKA, and a description of their direct and indirect interests in the Merger, by security holdings or otherwise, is contained in the Proxy Statements.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits:

Exhibit No.	Description
99.1	Slide Show Investor Presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JK ACQUISITION CORP.

Date: May 25, 2007	By:	/s/ James P. Wilson
Name: James P. Wilson
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slide Show Investor Presentation.